                                      UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        FORM 8-K

                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  December 15, 2004
                          (Date of earliest event reported)

                Lehman ABS Corporation  (as Depositor under the Trust
           Agreement, dated as May 1, 2004, providing for the issuance of Home Equity Loan Asser-Backed Certificates, Series 2004-3)
               (Exact name of registrant as specified in charter)

                                       DELAWARE
                     (State or Other Jurisdiction of Incorporation)

               333-108503-07                         13-3447441
          (Commission File Number)        (I.R.S. Employer Identification No.)

          3 World Financial Center
          New York, New York                             10285
          (Address of principal executive offices)     (Zip Code)

          Registrant's Telephone Number, Including Area Code:  (212) 526-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
(17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2004-1, which was made on January 1,2004

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

99.1 Monthly distribution report pursuant to Section 4.03 of the Trust
Agreement for distribution on December 15, 2004.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

DEUTSCHE BANK NATIONAL TRUST COMPANY, IN ITS CAPACITY AS TRUSTEE UNDER THE
TRUST AGREEMENT ON BEHALF OF LEHMAN ABS CORPORATION, REGISTRANT

                                  By:  /s/  Katherine M. Wannenmacher
                                            Katherine M. Wannenmacher
                                            Vice President
                                            Date:  Dec 21, 2004

                        EXHIBIT INDEX

DOCUMENT

99.1 Monthly distribution report pursuant to Section 4.03 of the Trust
Agreement for distribution on December 15, 2004.

	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates

	December 15, 2004 Distribution

	Contents

			TABLE OF CONTENTS

								Page

			1.	Contents				1
			2.	Certificate Payment Report				2
			3.	Collection Account Report				4
			4.	Credit Enhancement Report				7
			5.	Collateral Report				8
			6.	Delinquency Report				11
			7.	REO Report				12
			8.	Foreclosure Report				13
			9.	Prepayment Report				14
			10.	Prepayment Detail Report				17
			11.	Realized Loss Report				18
			12.	Realized Loss Detail Report				21
			13.	Triggers, Adj. Rate Cert. and Miscellaneous Report				22
			14.	Other Related Information				23
			15.	Additional Certificate Report				24

				Total Number of Pages				24

			CONTACTS

				Administrator: Marion Hogan
				Direct Phone Number: (714)247-6282
				Address: Deutsche Bank
				1761 E. St. Andrew Place, Santa Ana, CA 92705

				Web Site: https://www.tss.db.com/invr
				Factor Information: (800) 735-7777
				Main Phone Number: (714) 247-6000

ISSUANCE INFORMATION

	Seller:							Cut-Off Date: April 30, 2004
	Certificate Insurer(s):		AMBAC Indemnity Corporation					Closing Date: June 3, 2004
								First Payment Date: June 15, 2004
	Servicer(s):		Home Loan and Investment Master Servicer

								Distribution Date: December 15, 2004
	Underwriter(s):		Lehman Brothers Lead Underwriter					Record Date: December 14, 2004

						Page 1 of 24					© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Remic I Series 2004-3
	Certificate Payment Report for December 15, 2004 Distribution

	Distribution in Dollars - Current Period
					Prior						Current
	Class	Original			Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value			Balance	Interest	Principal	Distribution	Losses	Interest	Balance
					(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)

A	PT	100,000,000.00			87,537,570.15	178,722.54	3,634,780.52	3,813,503.06	-	-	83,902,789.63
R	R	-			-	-	-	-	-	-	-

Total		100,000,000.00			87,537,570.15	178,722.54	3,634,780.52	3,813,503.06	-	-	83,902,789.63

	Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face
						Orig. Principal	Prior				Current
	Period	Period				(with Notional)	Principal			Total	Principal
Class	Starting	Ending		Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
							(1)	(2)	(3)	(4)=(2)+(3)	(5)

A				A-30/360	525180CH6	100,000,000.00	875.375702	1.787225	36.347805	38.135031	839.027896
R				A-30/360	525180CJ2	-	-	-	-	-	-

							Page 2 of 24				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Remic I Series 2004-3
	Certificate Payment Report for December 15, 2004 Distribution

	Distribution in Dollars - to Date
											Current
	Original				Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value		Interest		Principal	Principal	Principal	Distribution	Losses	Interest	Balance
	(1)		(2)		(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)

A	100,000,000.00		1,001,158.52		-	16,097,210.37	16,097,210.37	17,098,368.89	-	-	83,902,789.63
R	-		-		-	-	-	-	-	-	-

Total	100,000,000.00		1,001,158.52		-	16,097,210.37	16,097,210.37	17,098,368.89	-	-	83,902,789.63

	Interest Detail
	Pass-	Prior Principal				Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)			Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance			Interest	Interest SF	Interest	Adjustments	Interest	Interest	Interest
					(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)

A	2.45000%	87,537,570.15			178,722.54	-	-	-	-	178,722.54	-
R		-			-	-	-	-	178,722.54	-	-

Total		87,537,570.15			178,722.54	-	-	-	178,722.54	178,722.54	-

							Page 3 of 24				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Collection Account Report for December 15, 2004 Distribution

	Collection Account Report

SUMMARY								TOTAL

	Principal Collections							3,634,780.52
	Principal Withdrawals							0.00
	Principal Other Accounts							0.00
	TOTAL NET PRINCIPAL							3,634,780.52

	Interest Collections							483,095.13
	Interest Withdrawals							0.00
	Interest Other Accounts							0.00
	Interest Fees							49,575.00
	TOTAL NET INTEREST							433,520.13

	TOTAL AVAILABLE FUNDS TO BONDHOLDERS							4,068,300.65

	Class A Interest Distribution Amount							178,722.54
	Class A Principal Distribution Amount							3,634,780.52

	REMITTANCE AMOUNT							3,813,503.06

PRINCIPAL - COLLECTIONS								TOTAL

	Scheduled Principal							98,347.47
	Curtailments							16,392.57
	Prepayments in Full							3,520,040.48
	Repurchases/Substitutions							0.00
	Liquidations							0.00
	Insurance Principal							0.00
	Other Additional Principal							0.00
	Delinquent Principal							0.00
	Realized Losses							0.00
	Principal Recoveries							0.00
	Non Recoverable Advances							0.00
	Principal Advanced							0.00

	TOTAL PRINCIPAL COLLECTED							3,634,780.52

				Page 4 of 24				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Collection Account Report for December 15, 2004 Distribution

	Collection Account Report

PRINCIPAL - WITHDRAWALS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - COLLECTIONS								TOTAL

	Scheduled Interest							478,477.34
	Repurchases/Substitutions							0.00
	Liquidations							0.00
	Other Additional Interest							0.00
	Prepayment Interest Shortfalls							0.00
	Delinquent Interest							0.00
	Realized Losses							0.00
	Compensating Interest							1,138.86
	Other Interest Shortfall (Relief Act)							0.00
	Interest Advanced							8,075.54
	Capitalized Interest Deposit							0.00
	Interest Recoveries							(4,596.61)

	TOTAL INTEREST COLLECTED							483,095.13

				Page 5 of 24				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Collection Account Report for December 15, 2004 Distribution

	Collection Account Report

INTEREST - WITHDRAWALS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - OTHER ACCOUNTS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - FEES								TOTAL

	Current Servicing Fees							35,530.62
	Trustee Fees							1,458.96
	Premium Amount							12,585.42

	TOTAL INTEREST OTHER FEES							49,575.00

				Page 6 of 24				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Credit Enhancement Report for December 15, 2004 Distribution

	Credit Enhancement Report

ACCOUNTS								TOTAL

	Beginning Spread Account Balance							1,913,319.37
	Spread Account Deposits from the Distribution Account							254,797.59
	Spread Account Interest Earnings							2,505.33
	Deposits to the Distribution Account							0.00
	Spread Account Excess Released to Class R							0.00
	Spread Account Adjustment due to Overpayment in Sept. 2004							0.00
	Ending Spread Account Balance							2,170,622.29

	Beginning Basis Risk Reserve Fund Balance							0.00
	Basis Risk Reserve Fund Deposits from Corridor Contract							0.00
	Required Basis Risk Reserve Fund Deposit							0.00
	Withdrawls to pay Class A Available Funds Cap Carryforward							0.00
	Withdrawls to pay Class R							0.00
	Ending Basis Risk Reserve Fund Balance							0.00

INSURANCE								TOTAL

	Insurance Premium							12,585.42
	Other Insurance Amounts Due							0.00
	Interest on Insured Amounts Due							0.00
	Total Insurance Amounts Due							12,585.42
	Insurance Amounts Paid							12,585.42
	Remaining Unpaid Insurance Amounts							0.00

	Current Insured Amount paid to Distribution Account							0.00

STRUCTURAL FEATURES								TOTAL
SPACE INTENTIONALLY LEFT BLANK

				Page 7 of 24				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Collateral Report for December 15, 2004 Distribution

	Collateral Report

COLLATERAL								TOTAL
	Loan Count:
	Original							856
	Prior							991
	Prefunding							-
	Scheduled Paid Offs							-
	Full Voluntary Prepayments							(42)
	Repurchases							-
	Liquidations							-
	Current							949

	Principal Balance:
	Original							75,683,075.80
	Prior							87,537,570.15
	Prefunding							-
	Scheduled Principal							(98,347.47)
	Partial and Full Voluntary Prepayments							(3,536,433.05)
	Repurchases							-
	Liquidations							-
	Current							83,902,789.63

PREFUNDING								TOTAL
SPACE INTENTIONALLY LEFT BLANK

Current Prin Balance by Groups (in millions of dollars)					Total Current Principal Balance (in millions of dollars)

				Page 8 of 24				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Collateral Report for December 15, 2004 Distribution

	Collateral Report

CHARACTERISTICS								TOTAL

	Weighted Average Coupon Original							6.980433%
	Weighted Average Coupon Prior							6.996973%
	Weighted Average Coupon Current							7.000988%
	Weighted Average Months to Maturity Original							316
	Weighted Average Months to Maturity Prior							320
	Weighted Average Months to Maturity Current							319
	Weighted Avg Remaining Amortization Term Original							325
	Weighted Avg Remaining Amortization Term Prior							321
	Weighted Avg Remaining Amortization Term Current							319
	Weighted Average Seasoning Original							2.36
	Weighted Average Seasoning Prior							6.34
	Weighted Average Seasoning Current							7.33

Note: Original information refers to deal issue.

WAC by Groups					Total WAC

WARAT by Groups					Total WARAT

Note: Dates correspond to distribution dates.
				Page 9 of 24				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Collateral Report for December 15, 2004 Distribution

	Collateral Report

ARM CHARACTERISTICS								TOTAL

	Weighted Average Margin Original							5.054%
	Weighted Average Margin Prior							5.045%
	Weighted Average Margin Current							5.029%
	Weighted Average Max Rate Original							12.221%
	Weighted Average Max Rate Prior							12.110%
	Weighted Average Max Rate Current							12.073%
	Weighted Average Min Rate Original							5.993%
	Weighted Average Min Rate Prior							6.030%
	Weighted Average Min Rate Current							6.017%
	Weighted Average Cap Up Original							0.905%
	Weighted Average Cap Up Prior							0.897%
	Weighted Average Cap Up Current							0.894%
	Weighted Average Cap Down Original							0.905%
	Weighted Average Cap Down Prior							0.897%
	Weighted Average Cap Down Current							0.894%

Note: Original information refers to deal issue.

SERVICING FEES / ADVANCES								TOTAL

	Current Servicing Fees							35,530.62
	Delinquent Servicing Fees							517.33
	TOTAL SERVICING FEES							36,047.95

	Total Servicing Fees							36,047.95
	Compensating Interest							(1,138.86)
	Delinquent Servicing Fees							(517.33)
	COLLECTED SERVICING FEES							34,391.76

	Prepayment Interest Shortfall							0.00

	Total Advanced Interest							8,075.54

ADDITIONAL COLLATERAL INFORMATION								TOTAL

	Beginning Pool Factor							87.537570%
	Ending Pool Factor							83.902790%

				Page 10 of 24				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Delinquency Report for December 15, 2004 Distribution

	Delinquency Report - Total

				<1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL
DELINQUENT		Balance			378,203.64	149,922.23	-	528,125.87
		% Balance			0.45%	0.18%	0.00%	0.63%
		# Loans			3	1	-	4
		% # Loans			0.32%	0.11%	0.00%	0.42%
FORECLOSURE		Balance		-	-	-	171,442.98	171,442.98
		% Balance		0.00%	0.00%	0.00%	0.20%	0.20%
		# Loans		-	-	-	3	3
		% # Loans		0.00%	0.00%	0.00%	0.32%	0.32%
BANKRUPTCY		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%
REO		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL		Balance		-	378,203.64	149,922.23	171,442.98	699,568.85
		% Balance		0.00%	0.45%	0.18%	0.20%	0.83%
		# Loans		-	3	1	3	7
		% # Loans		0.00%	0.32%	0.11%	0.32%	0.74%
Note: <1 Payment = 0-29days, 1 Payment = 30-59days, 2 Payments = 60-89days, 3+ Payments = 90+
								6 Months Moving Average
1 or 2 Payments Delinquent					3 or More Payments Delinquent

Total Foreclosure					Total Bankruptcy and REO

Note: Dates correspond to distribution dates.
				Page 11 of 24				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	REO Report for December 15, 2004 Distribution

	REO Report - Mortgage Loans that Become REO During Current Distribution

SUMMARY				LOAN GROUP

Total Loan Count = 0				Loan Group 1 = ; REO Book Value = 000.00
Total Original Principal Balance = 000.00
Total Current Balance = 000.00
REO Book Value = 000.00

REO Book Value reported corresponds to total REO loans, including loans that become REO during current distribution.

Loan Number		Original	Stated		Current	State &
&		Principal	Principal	Paid to	Note	LTV at	Original	Origination
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
SPACE INTENTIONALLY LEFT BLANK

				Page 12 of 24				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Foreclosure Report for December 15, 2004 Distribution

	Foreclosure Report - Mortgage Loans that Become Foreclosure During Current Distribution

SUMMARY				LOAN GROUP

Total Loan Count = 2				Loan Group 1 =
Total Original Principal Balance = 142,000.00
Total Current Balance = 141,492.52

Loan Number		Original	Stated		Current	State &
&		Principal	Principal	Paid to	Note	LTV at	Original	Origination
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date

95018 1		42,000.00	41,887.33	Jul-22-04	10.050%	TX - 70.00%	360	Dec-17-03
95132 1		100,000.00	99,605.19	Jul-03-04	7.250%	MA - 32.79%	360	Dec-29-03

				Page 13 of 24				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Prepayment Report for December 15, 2004 Distribution

	Prepayment Report - Voluntary Prepayments

VOLUNTARY PREPAYMENTS								TOTAL

	Current
	Number of Paid in Full Loans							42
	Number of Repurchased Loans							-
	Total Number of Loans Prepaid in Full							42

	Paid in Full Balance							3,520,040.48
	Repurchased Loans Balance							-
	Curtailments Amount							16,392.57
	Total Prepayment Amount							3,536,433.05

	Cumulative
	Number of Paid in Full Loans							178
	Number of Repurchased Loans							-
	Total Number of Loans Prepaid in Full							178

	Paid in Full Balance							15,311,733.22
	Repurchased Loans Balance							-
	Curtailments Amount							122,106.05
	Total Prepayment Amount							15,433,839.27

SPACE INTENTIONALLY LEFT BLANK

Total Prepayments by Groups (in thousands of dollars)					Total Prepayments (in thousands of dollars)

				Page 14 of 24				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Prepayment Report for December 15, 2004 Distribution

	Prepayment Report - Voluntary Prepayments

VOLUNTARY PREPAYMENT RATES								TOTAL

	SMM							4.04%
	3 Months Avg SMM							3.08%
	12 Months Avg SMM
	Avg SMM Since Cut-off							2.46%

	CPR							39.07%
	3 Months Avg CPR							31.31%
	12 Months Avg CPR
	Avg CPR Since Cut-off							25.85%

	PSA							2664.36%
	3 Months Avg PSA Approximation							2466.61%
	12 Months Avg PSA Approximation
	Avg PSA Since Cut-off Approximation							2784.50%

CPR by Groups					Total CPR

PSA by Groups					Total PSA

				Page 15 of 24				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Prepayment Report for December 15, 2004 Distribution

	Prepayment Report - Voluntary Prepayments

CPR Avg since Cut-Off by Groups					Total CPR Avg since Cut-Off

PSA Avg since Cut-Off by Groups					Total PSA Avg since Cut-Off

PREPAYMENT CALCULATION METHODOLOGY
Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.02*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m): [(1-SMMn) * (1-SMMn+1) *.......*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m): 1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month: AvgCPRn,m/(0.002*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+.......+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)

Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

				Page 16 of 24				© COPYRIGHT 2004 Deutsche Bank

	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Prepayment Detail Report for December 15, 2004 Distribution

	Prepayment Detail Report - Loans Prepaid in Full During Current Distribution

SUMMARY						LOAN GROUP

Total Loan Count = 42						Loan Group 1 =
Total Original Principal Balance = 3,550,737.00
Total Prepayment Amount = 3,520,040.48

Loan Number			Original			Current	State &	Type Prepayment
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Origination
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date

94640 1			22,000.00	21,583.80	Nov-22-04	8.250%	RI - 6.71%	Paid Off - 240	Nov-12-03
94641 1			35,000.00	34,444.39	Nov-03-04	8.800%	NH - 30.97%	Paid Off - 240	Nov-12-03
94686 1			128,000.00	126,811.59	Nov-24-04	7.000%	CT - 80.00%	Paid Off - 360	Nov-14-03
94783 1			68,000.00	66,833.66	Nov-30-04	8.600%	NY - 61.82%	Paid Off - 240	Nov-24-03
94875 1			44,400.00	43,283.22	Nov-29-04	10.600%	PA - 60.00%	Paid Off - 360	Nov-28-03
94904 1			22,000.00	21,410.43	Nov-04-04	10.250%	MN - 12.64%	Paid Off - 180	Dec-04-03
94993 1			306,000.00	303,099.03	Nov-16-04	6.000%	NY - 85.00%	Paid Off - 360	Dec-15-03
95062 1			131,750.00	130,802.31	Nov-08-04	7.250%	NY - 85.00%	Paid Off - 360	Dec-19-03
95127 1			149,300.00	148,058.60	Nov-03-04	6.500%	RI - 69.12%	Paid Off - 360	Dec-29-03
95357 1			165,000.00	163,895.66	Nov-04-04	7.000%	NY - 22.00%	Paid Off - 360	Jan-29-04
95365 1			31,000.00	30,837.52	Nov-09-04	8.250%	NY - 10.51%	Paid Off - 360	Jan-30-04
95383 1			65,000.00	64,386.75	Nov-23-04	5.250%	MI - 60.47%	Paid Off - 360	Jan-30-04
95405 1			180,000.00	178,785.56	Nov-04-04	6.250%	RI - 60.00%	Paid Off - 360	Jan-31-04
95440 1			32,700.00	32,194.75	Nov-22-04	8.750%	NY - 11.28%	Paid Off - 240	Feb-07-04
95606 1			14,000.00	12,802.34	Nov-02-04	6.750%	MA - 4.06%	Paid Off - 60	Feb-26-04
95608 1			58,650.00	58,270.35	Nov-03-04	6.500%	MI - 79.26%	Paid Off - 360	Feb-26-04
95635 1			45,000.00	44,383.24	Nov-02-04	7.250%	MA - 10.32%	Paid Off - 240	Feb-27-04
95656 1			18,526.00	18,135.30	Nov-05-04	7.750%	RI - 6.18%	Paid Off - 180	Feb-28-04
95701 1			46,500.00	44,457.50	Nov-30-04	5.750%	RI - 17.55%	Paid Off - 120	Mar-05-04
95763 1			24,450.00	24,326.79	Nov-17-04	7.750%	ME - 31.75%	Paid Off - 360	Mar-12-04
95767 1			25,000.00	24,911.80	Nov-22-04	9.500%	NY - 49.02%	Paid Off - 360	Mar-12-04
95800 1			142,000.00	137,674.77	Nov-16-04	6.750%	RI - 74.74%	Paid Off - 360	Mar-16-04
95853 1			55,000.00	53,624.82	Nov-24-04	5.750%	NY - 61.11%	Paid Off - 180	Mar-22-04
96024 1			82,000.00	81,570.33	Nov-29-04	6.750%	CT - 62.12%	Paid Off - 360	Mar-31-04
96125 1			104,000.00	103,646.38	Nov-02-04	8.000%	PA - 80.00%	Paid Off - 360	Apr-15-04
96268 1			165,750.00	165,228.09	Nov-29-04	7.250%	MI - 85.00%	Paid Off - 360	Apr-27-04
96333 1			297,000.00	295,706.97	Nov-09-04	6.750%	CT - 71.57%	Paid Off - 360	Apr-29-04
96391 1			54,000.00	53,825.10	Nov-24-04	8.300%	NY - 13.17%	Paid Off - 360	May-03-04
96474 1			100,000.00	99,646.04	Nov-02-04	7.800%	MD - 80.00%	Paid Off - 360	May-13-04
96499 1			50,001.00	49,338.86	Nov-03-04	6.400%	PA - 19.23%	Paid Off - 240	May-17-04
96526 1			26,900.00	26,824.38	Nov-26-04	8.000%	RI - 9.82%	Paid Off - 360	May-19-04
96645 1			34,360.00	34,275.85	Nov-01-04	8.500%	CT - 14.02%	Paid Off - 360	May-27-04
96648 1			58,100.00	58,018.01	Nov-04-04	9.750%	PA - 70.00%	Paid Off - 360	May-27-04
96821 1			50,100.00	49,941.32	Nov-26-04	7.250%	PA - 41.07%	Paid Off - 360	Jun-12-04
96853 1			88,000.00	87,458.75	Nov-04-04	6.500%	VA - 80.00%	Paid Off - 240	Jun-15-04
96995 1			40,000.00	39,884.31	Nov-08-04	7.250%	MA - 12.58%	Paid Off - 360	Jun-25-04
97025 1			28,200.00	27,873.19	Nov-15-04	7.000%	NY - 55.84%	Paid Off - 120	Jun-28-04
97126 1			47,850.00	47,755.92	Nov-24-04	8.150%	NY - 15.44%	Paid Off - 360	Jul-08-04
97135 1			120,700.00	120,545.53	Nov-16-04	8.250%	MD - 85.00%	Paid Off - 360	Jul-09-04
97173 1			198,000.00	197,556.39	Nov-17-04	7.500%	RI - 77.65%	Paid Off - 360	Jul-15-04
97203 1			151,500.00	151,203.55	Nov-29-04	6.750%	MI - 75.00%	Paid Off - 360	Jul-16-04
97240 1			45,000.00	44,727.33	Nov-03-04	7.500%	PA - 72.00%	Paid Off - 180	Jul-20-04

					Page 17 of 24				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Realized Loss Report for December 15, 2004 Distribution

	Realized Loss Report - Collateral

COLLATERAL REALIZED LOSSES								TOTAL

	Current
	Number of Loans Liquidated							-
	Collateral Realized Loss/(Gain) Amount							-
	Net Liquidation Proceeds							-

	Cumulative
	Number of Loans Liquidated							-
	Collateral Realized Loss/(Gain) Amount							-
	Net Liquidation Proceeds							-

	Note: Collateral Realized Loss Amount may include adjustments to loans liquidated in prior periods.

SPACE INTENTIONALLY LEFT BLANK

							3 Months Moving Average

Collateral Loss Severity Approximation by Groups					Collateral Loss Severity Approximation

				Page 18 of 24				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Realized Loss Report for December 15, 2004 Distribution

	Realized Loss Report - Collateral

DEFAULT SPEEDS								TOTAL

	MDR							0.00%
	3 Months Avg MDR							0.00%
	12 Months Avg MDR
	Avg MDR Since Cut-off							0.00%

	CDR							0.00%
	3 Months Avg CDR							0.00%
	12 Months Avg CDR
	Avg CDR Since Cut-off							0.00%

	SDA							0.00%
	3 Months Avg SDA Approximation							0.00%
	12 Months Avg SDA Approximation
	Avg SDA Since Cut-off Approximation							0.00%

	Loss Severity Approximation for Current Period
	3 Months Avg Loss Severity Approximation
	12 Months Avg Loss Severity Approximation
	Avg Loss Severity Approximation Since Cut-off

CDR by Groups					Total CDR

SDA by Groups					Total SDA

				Page 19 of 24				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Realized Loss Report for December 15, 2004 Distribution

	Realized Loss Report - Collateral

CDR Avg since Cut-Off by Groups					Total CDR Avg since Cut-Off

SDA Avg since Cut-Off by Groups					Total SDA Avg since Cut-Off

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY
Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn) * (1-MDRn+1) *.......*(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +.......+ WASm )/(number of months in the period n,m)
Loss Severity Approximation for current period: sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month: Avg(Loss Severityn,m)
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.

				Page 20 of 24				© COPYRIGHT 2004 Deutsche Bank

	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Realized Loss Detail Report for December 15, 2004 Distribution

	Realized Loss Detail Report - Loans Liquidated During Current Distribution

SUMMARY							LOAN GROUP
Total Loan Count Current Losses = 0
Total Loan Count Revisions = 0						Loan Group 1 =
Total Prior Principal Balance = 0.00
Total Current Realized Loss Amount = 0.00
Total Revisions Amount = 0.00
Total Realized Loss Amount = 0.00
Total Net Liquidation Proceeds = 0.00
Note: Total Realized Loss Amount may include adjustments to loans liquidated in prior periods.

Loan Number			Current	State &		Prior	Realized		Cumulative
&		Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized
Loan Group		Status	Rate	Origination	Term	Balance	Revisions	Loss/(Gain)	Loss/(Gain)
SPACE INTENTIONALLY LEFT BLANK

					Page 21 of 24				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Triggers, Adj. Rate Cert. and Miscellaneous Report for December 15, 2004 Distribution

	Triggers, Adj. Rate Cert. and Miscellaneous Report

TRIGGER EVENTS								TOTAL

	Has a Servicer Termination Delinquency Event Occured?							No

	Has a Servicer Termination Loss Event Occured?							No

	Has the Optional Termination Date Been Reached?							No

ADJUSTABLE RATE CERTIFICATE INFORMATION								TOTAL
SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION								TOTAL

				Page 22 of 24				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Other Related Information for December 15, 2004 Distribution

	Other Related Information

ADDITIONAL INFORMATION								TOTAL

	% of Excess Spread used in Monthly Excess Spread Amt.							100.0000%
	Excess Spread							254,797.59
	Monthly Excess Spread							254,797.59
	Spread Account Excess							0.00
	Spread Account Excess Allocable to Servicer/Seller Reimbursements							0.00
	Spread Account Excess Allocable to Monthly Advances							0.00
	Spread Account Excess Allocable to Class R							0.00

				Page 23 of 24				© COPYRIGHT 2004 Deutsche Bank
	Lehman Home Equity Loan Trust 2004-3
	Mortgage Pass-Through Certificates
	Series 2004-3
	Additional Certificate Report for December 15, 2004 Distribution

	Additional Certificate Report

SPACE INTENTIONALLY LEFT BLANK
	CLASS

				Page 24 of 24				© COPYRIGHT 2004 Deutsche Bank